                                                                    EXHIBIT 10.4

                                       DATED 8th June
                                            ------------------------------



                                       BARTON INDUSTRIAL PARK LIMIT

                                       to

                                       BELDRAY LIMITED

                                       and

                                       BUTTERFIELD-HARVEY LIMITED



                                       -----------------------------------



                                       LEASE of premises situate at
                                       Mount Pleasant Bilston West Midland


                                                     Phase 1
                                       -----------------------------------
with all others now or hereafter entitled to the like right(s) of the easements contained in a Deed dated 7 June 1979 and made between Don Everall P.S.V. Sales Limited of the first part National Travel (West) Limited of the second part and the Landlord of the third part (hereinafter called "the Gas Main Deed") and (iv) the benefit (in common with all others now or hereafter entitled to the like rights) of the easements contained in the Deed of even date herewith and made between the Tenant of the one part and the Landlord of the other part (hereinafter called "the Beldray Deed") EXCEPT AND RESERVING unto the Landlord and its successors in title and its respective Tenants Agents Servants and Licensees and all other persons who shall now have or may hereafter be granted by the Landlord a similar right or rights or be otherwise therein authorised or entitled the easements rights and privileges specified in Part I of the Third Schedule hereto TO HOLD the same unto the Tenant subject to (i) the easements quasi-easements covenants rights terms and conditions hereinafter contained or to which the demised premises are or may be subject including (but without prejudice to the generality of the foregoing) the reservations set out in the Schedule to a Conveyance dated sixth day of October One Thousand Nine Hundred and Seventy Eight and made between the National Coal Board of the one part and the Landlord of the other part (hereinafter called "the Coal Board Conveyance") and (ii) the easements rights and privileges excepted and reserved in the Second Schedule to the Headlease a copy of which easements rights and privileges is set out in Part II of the Third Schedule hereto and (iii) the easements rights and privileges granted by the Landlord in the Beldray Deed in so far as they affect the demised premises for the term of thirty five years from the twenty fifth day of March One Thousand Nine Hundred and Seventy Nine (hereinafter called "the said term") PAYING THEREFOR:

(a)      (i)      During the first five years following the date
                  hereof the yearly rent of One Hundred and Forty
                  Two Thousand One Hundred and Five Pounds

                                    ((L)142,105.00) (hereinafter called "the
                                    Basic Rent")

                           (ii) For the next five years and for each successive period of five years (or for so long as remains in the case of the last period) thereafter such rent as shall have been agreed between the Landlord and the Tenant or determined as hereinafter provided to be the current market rental value of the demised premises at that time pursuant to the provisions of Clause 5 of this Lease

                  (b)      (i)      During the first five years following the
                                    date hereof the further or additional yearly rent of Seven Thousand Three Hundred and
                                    Sixty Eight Pounds ((L)7,368.00)
                                    (hereinafter called "the Heating Rent")

                           (ii) For the next five years and for each successive period of five years (or for so long as remains in the case of the last period) thereafter such rent as shall have been determined pursuant to the provisions of Clause 5(8) of this Lease

                  (c) Throughout the said term by way of further or additional rent all such sums of money equal to the amount which the Landlord may expend in effecting or maintaining the insurance and keeping insured the demised premises for such sums as the Landlord shall from time to time consider sufficient to cover the cost of rebuilding the demised premises together with such additions and/or improvements as may at any time be made to the to the demised premises against loss or damage by fire flood and other risks and special perils normally insured under a comprehensive policy (hereinafter called "the insured risks") including any sums by which the premium payable by the Landlord in respect of the demised premises may hereafter be increased by reason of any increase in the rate of such premium in consequence of any improvements executed upon the demised premises or in consequence of the user of the demised premises by the Tenant and also for insuring Landlord's fixtures and fittings therein against loss or damage by fire and also for insurance of Architects and Surveyors fees and three years rent of the demised premises such further and additional rent to be paid on demand.

         (d) The Basic Rent and the Heating Rent in respect of each year of the said term is to be paid by equal quarterly payments in advance on the usual quarter days in every year the first of such payments or a proportionate part thereof calculated from the date hereof to the quarter day next ensuing to be made on the date hereof

2.                THE Tenant hereby covenants with the Landlord as follows:

         (1) To pay the said reserved rents on the days and in the manner aforesaid clear of all deductions if any of the said rents hereby reserved shall remain unpaid for more than fourteen days after the date upon which the same became due (whether formally demanded or not) the Tenant shall pay interest at the rate of two per centum per annum above the base rate of Barclays Bank Limited in force from time to time for the period from the date upon which the instalment of the rent becomes payable until the date of actual payment of the same to the Landlord

         (2) To pay all existing and future rates taxes assessments and outgoings whatsoever whether parliamentary local or otherwise now or hereafter imposed or charged upon the demised premises or any part thereof or on the Landlord or Tenant in respect thereof respectively PROVIDED ALWAYS that nothing herein contained shall impose upon the Tenant any obligation to pay or discharge any tax in respect of or arising out of or relating to the grant of this Lease or any tax payable by the Landlord in respect of rents and other payments arising under this Lease or any tax payable as a result of any dealing with any reversion immediately or mediately expectant on the term hereby created or any other tax which in the first place is assessed charged or imposed upon the Landlord and is not made the Tenant's responsibility under the terms of this Lease or is referable to the Landlord's interest in the demised premises

         (3) Not to sell or dispose of any earth clay gravel or sand from the demised premises or permit the same to be removed.

         (4) To keep the demised premises including the windows gutterings sewers drains walls fences gates and roads thereof and all additions thereto in good and substantial repair order and condition (damage by any of the insured risks expected) and so deliver up the same (but not the tenant or trade fixtures) at the end or sooner determination the said term hereby created

         (5) To paint with two coats at least of good quality paint in a proper and workmanlike manner in every third year and in the last year of the said term (whether determined by effluxion of time or otherwise howsoever) all the gates fences and outside wood stucco and ironwork and other outside parts of the demised premises heretofore usually painted and any additions thereto proper to be so painted and so often as may be necessary but not less often than every third year and in the last year of the said term as aforesaid in a workmanlike manner to creosote distemper colour whitewash or otherwise treat all other outside parts of the demised premises as have usually heretofore been so treated all such work as aforesaid to be done to the reasonable approval of the Landlord

         (6) To paint with two coats at least of good quality paint in a workmanlike manner in every fifth year and in the last year of the said term (whether determined by effluxion of time or otherwise howsoever) all inside wood and ironwork and other inside parts of the demised premises heretofore usually painted and any additions thereto proper to be so painted and so often as may be necessary but not less often than every fifth year and in the last year of the said term as aforesaid in a workmanlike manner to distemper colour whitewash or otherwise treat such other inside parts of the demised premises as have usually heretofore been so treated (and on the occasion of each repainting to grain varnish restore and make good all ornamental work) all such work as aforesaid to be done to the reasonable approval of the Landlord

         (7) To pay a reasonable proportion of the expense of repairing rebuilding cleansing and maintaining all party walls fences sewers drains pipes watercourses and other things the use of which is common to the demised premises and the occupiers of any adjoining or neighbouring premises and such proportion in the case of dispute shall be conclusively determined by the Landlord's Surveyor for the time being

         (8) To permit the Landlord and its duly authorised surveyors or agents with or without workmen and others upon giving one weeks previous notice in writing twice or oftener in every year during the said term at reasonable times to enter upon the demised premises and the buildings thereon and every part thereof to examine the state and condition of the same and thereupon the Landlord may serve upon the Tenant notice in writing specifying any repairs necessary to be done and require the Tenant forthwith to execute the same and if the Tenant shall not within twenty eight days after the service of such notice proceed diligently with the execution of such repairs then to permit the Landlord to enter upon the demised premises and execute such repairs and the cost thereof shall be a debt due from the Tenant to be paid to the Landlord and be forthwith recoverable by action

         (9) Not to build or permit or suffer to be built or erected any building on the demised premises or to make any additions or alterations to any buildings on the demised premises except in accordance with plans elevations sections and specifications previously approved by the Landlord such consent not to be unreasonably withheld and to obtain any necessary planning consents and permissions and other requisite permissions from the local or other authorities before commencing such alterations

         (10) Upon the receipt of any notice order direction or other thing from any competent authority affecting or likely to affect the demised premises whether the same shall be served directly on the Tenant or the original or a copy thereof be received from any underlessee or other person whatsoever the Tenant will so far as such notice order direction or other thing or the act regulations or other instrument under or by virtue of which it is issued or the provisions hereof require it so to do comply therewith at its own expense and will forthwith deliver to the Superior Landlord and the Landlord a copy of such notice order direction or other thing

         (11) To use the demised premises [for the purpose of an industrial building to be used for production and despatch and including a warehouse within classes IV and X of the Town and Country Planning Use Classes Order 1972 and ancillary social club and not to use the demised premises or suffer or permit the same to be used for any other purpose whatsoever except with the previous consent of the Superior Landlord and the Landlord which consent of the Landlord shall not be unreasonably withheld so however that the Landlord's consent shall not be treated or construed as being unreasonably withheld if it is withheld on the grounds or any of the grounds following that is to say:

                           (i) That the trade or business to be carried on is not quiet and inoffensive

                           (ii) That the trade or business to be carried on is to be one which would be in conflict with the principles of good estate management

                           (iii) That the giving of their consent would result in a change of user constituting development within the provisions of any Town and Country Planning Act order plan regulation permission consent or direction at the time being in force or any change or use which although not constituting development would prevent reversion to the present use of the demised premises]

         (12)     [(a)     Not to assign underlet charge or otherwise part with
                           possession of any part of the demised premises (here meaning a portion only of the whole thereof) or to share occupation of the whole or any part thereof for all or any part of the said term

                  (b) Not to assign underlet or part with or share possession of the demised premises as a whole without the previous consent in writing of the Landlord such consent subject as hereinafter provided not to be unreasonably withheld to an assignment or underletting of the whole of the demised premises to a respectable and responsible person firm or company (who is able to meet and perform the obligations and covenants herein contained) and provided further that the Landlord shall be entitled to require as a condition for the granting of any consent to an assignment or underletting out of this Lease

         (a) direct covenants on the part of any assignee to observe the terms of this Lease and to pay the rent hereby reserved and

         (b) in the case of an assignment to a limited company the personal guarantees of the Directors of such company or the guarantee of the ultimate or superior holding company of the proposed assignee if any or the guarantee of a third party of standing acceptable to assignee as to payment of rent and to performance and observance of the covenants and conditions herein contained and

         (c) in the case of an assignment to an individual or company not normally resident in the United Kingdom an acceptable guarantee by a United Kingdom resident

         (d) notwithstanding anything herein contained the Tenant shall not create or permit to be created any interest derived out of the term hereby granted howsoever remote or inferior at a rent less than the full market rent of the demised premises and shall not create or permit the creation of any such derivative interest as aforesaid save by instrument in writing containing such absolute prohibition as aforesaid on the part of the underlessee and those that may derive title under such underlessee

         (e) PROVIDED THAT nothing contained in this Clause shall prevent the Tenant from underletting or sharing possession or occupation of part only of the demised premises with a subsidiary of the Tenant or another subsidiary of the Surety subject to the prior written consent of the Landlord as set out in sub-clause (b) hereof

         (13) Within one month of every assignment assent transfer or underlease (otherwise than by way of mortgage) of or relating to the demised premises or any part thereof to give notice thereof in writing with particulars thereof to the Solicitors for the time being of the Landlord and produce such assignment assent transfer or underlease or in the case of a devolution of the interest of the Tenant not perfected by an assent within twelve months of the happening thereof to produce to the said solicitors the Probate of the Will or the Letters of Administration under which such devolution arises and to pay to them a proper registration fee of not less than L3.00 plus value added tax at the appropriate rate for the time being in force in respect of each such assignment transfer underlease or devolution

         (14) Not to do or permit or suffer to be done upon demised premises or any part thereof anything (a) which may be or become a nuisance annoyance or cause damage or inconvenience to the Superior Landlord or the Landlord or the lessees or tenants of the Landlord or the occupiers of any adjoining or neighbouring premises or (b) whereby any insurance for the time being effected on the demised premises must be rendered void or voidable or (c) whereby the rate of premium thereon may be increased unless the Tenant has provided full details in writing of the changed circumstances giving note to such increase and the Landlord has consented in writing thereto

         (15) Not to exhibit on the outer wall or roofs of the demised premises or of any building or structure thereon any sign signboard or hanging sign fascia advertisement placard or lettering except such as may previously have been approved in writing by the Landlord and in default the Landlord may enter and remove the same at the Tenant's cost PROVIDED however that the Tenant shall within three months of the date hereof erect a sign in such position and of such form colour or design as may be first approved by the Landlord displaying the name and business of the Tenant such approval not to be unreasonably withheld

         (16) To ensure that every furnace employed in the working of engines by steam or other motive power and every other furnace employed in any building or erection on the demised premises is constructed so as substantially to consume or burn the smoke arising therefrom and not to use or suffer to be used negligently any such furnace so that the smoke arising therefrom is not substantially consumed or burnt and not to cause or permit any grit or noxious or offensive effluvia to be emitted from any engine furnace chimney or other apparatus on the demised premises without using the best practicable means for preventing or counteracting such emission and in all aspects to comply with the provisions of the Clean Air Act 1956 (as amended) and with the requirements of any notice of the local authority served thereunder

         (17) To take such measures as may be necessary to ensure that any effluent discharged into the drains or sewers which belong to or are used for the demised premises in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein

         (18) Not to discharge or allow to be discharged any solid matter from the demised premises into the drains or sewers as aforesaid not to discharge or allow to be discharged therein any fluid of a poisonous or noxious nature of a kind calculated to or that does in fact destroy sicken or injure the fish or contaminate or pollute the water of any stream or river and not to do or omit or allow to be done or omitted any act or thing whereby the waters of any stream or river may be polluted or the composition thereof so changed as to render the Landlord liable to any action or proceedings by any person whomsoever

         (19) Not without the consent in writing of the Landlord to suspend any weight from the roof or roof trusses or use the roof or roof trusses of any building forming part of the demised premises for storage of goods or to place or permit or suffer to be placed any weight thereon or to permit any person or persons to enter thereon save with a view to the execution of necessary repairs and then only in such manner as to subject the roof and roof trusses to the least possible strain

         (20) Not at any time during the said term to do or allow to be done or to bring or allow to be brought to the demised premises or any part thereof any act matter or thing whereby the policy or policies of insurance may be vitiated or (without advising the Landlord) lessened in value and in particular not to burn any refuse or rubbish on the demised premises except in an incinerator especially constructed for that purpose and to notify the Landlord in the event of the Tenant intending to store inflammable material and if the insurers reasonably refuse to accept the risk incurred thereby to remove such material

         (21) To pay all expenses (including Solicitors costs and surveyor's costs) incurred by the Landlord incidental to the preparation and service of a notice under Section 146 and 147 of the Law of Property Act 1925 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court

         (22) To permit the Superior Landlord and the Landlord and all persons authorised by them and their respective surveyors agents and workmen after reasonable prior notice in writing to the Tenant except in an emergency at all reasonable times and convenient times in the daytime to enter on the demised premises or any part thereof for the purpose of repairing or building on any adjoining premises as occasion shall require or for the purpose of making repairing maintaining cleansing lighting and keeping in order and good condition all ways roads sewers drains pipes gutters water-courses ditches culverts fences hedges or other conveniences which shall belong to or be used for the demised premises in common with other premises and also for the purpose of laying down maintaining repairing and testing drainage gas and water pipes and electric wires or cables or for other similar purposes the Landlord or such persons as aforesaid making good any damage occasioned by such entry and causing as little inconvenience as possible

         (23) Not to use or suffer to be used the demised premises or any part thereof for the manufacture sale or supply of beer wine or spirits with the exception of that part of the demised premises occupied by the Beldray Social Club

         (24) Not to hold or permit or suffer to be held any sale by auction on the demised premises

         (25) Not without the consent in writing of the Landlord first obtained such consent not to be unreasonably withheld to erect or permit or suffer to be erected any external wireless or television mast or aerial or any mechanical or scientific apparatus of any description on or about any part of the exterior of the demised premises

         (26) Not to permit any vehicles belonging to the Tenant its agents or servants to obstruct any estate road or vehicle way in the neighbourhood of the demised premises and to use its best endeavours to ensure the Licencees or Invitees of the Tenant shall not permit any vehicle to cause any such obstruction as aforesaid

         (27) Not to permit any new window light opening doorway path passage drain or other physical encroachment right or easement to be made or acquired into against or upon the demised premises

         (28) To permit the Landlord or its Agent at any time during the last six months prior to the expiration or sooner determination of the said term to enter upon the demised premises upon not less than forty eight hours written notice for the purpose of erecting a notice board in such a position as not to interfere with the Tenant's use of or enjoyment of the demised premises stating that the same are to let or for sale and not to remove or interfere with or obscure the same and during such period to permit all persons by order in writing of the Landlord or its Agent to view the demised premises and all parts thereof at all reasonable hours in the daytime on not less than forty eight hours written notice without interruption

         (29) To keep such part of the land forming part of the demised premises as is from time to time undeveloped and the grass gardens and any trees shrubs and hedges in proper and neat order and condition and any ditches streams culverts and watercourses properly cleaned and cleared and the banks thereof in proper repair and condition and in particular not to deposit or permit to be deposited any rubbish or refuse nor without the consent in writing of the Landlord (and then only on such parts of the said land and subject to such conditions as the Landlord may stipulate or impose) to store stack or layout any materials used for the purpose of manufacture or otherwise on any part of the said land

         (30) In all respects to comply with all the provisions of the Factories Town and Country Planning and Public Health Acts and of all regulations thereunder and with any other obligations imposed by law in regard to the demised premises and the carrying on of the trade or business for the time being carried on upon the demised premises

         (31) To [comply in all respects with any covenants imposed on the Landlord on the purchase by the Landlord of any disused mine shafts situated on the demised premises from the National Coal Board including (but without prejudice to the generality of the foregoing) the covenants contained in the Coal Board Conveyance and to keep the Landlord indemnified against all costs expenses claims demands or proceedings arising therefrom]

         (32) To [keep the Landlord indemnified against all actions claims demands liabilities and responsibilities whatsoever arising under the Gas Main Deed]

         (33) The Tenant shall [at the expiration or sooner determination of the said term granted by this Lease on being requested so to do by written notice given by the Landlord remove or procure the removal of all the matters specified in the Fourth Schedule hereto or so much thereof as may be specified in such notice either in accordance with the covenants in this Lease or to the extent specified in such notice and make good to the satisfaction of the Landlord's Surveyor all damage caused to the demised premises by such removal]

         (34) At the determination of the said term to yield up to the Landlord the demised premises together with the said warehouse unit and other buildings and erections and all fittings and Landlords fixtures therein (but not the tenant or trade fixtures and fittings) in good and substantial repair in accordance with the Tenant's covenant herein contained

3. THE Landlord hereby covenants with the Tenant in manner following that is to say:

         (1) To insure and keep insured with some reputable insurance office selected by the Landlord in the joint names of the Landlord and the Tenant against destruction or damage by the insured risks for such sum as the Landlord shall from time to time consider sufficient to cover the cost of rebuilding the demised premises including three years loss of rent and all customary and proper architects and surveyors fees and whenever reasonably required to produce to the Tenant the policy or policies of such insurance and the receipts for the current premium and in case of any such destruction or damage as aforesaid happening to the demised premises (unless payment of the policy monies shall be withheld in whole or in part by reason of any act neglect or default of the Tenant) to reinstate restore place or rebuild the demised premises or the parts thereof so destroyed or damaged with all convenient speed

         (2) In the event of the demised premises or any part thereof at any time during the tenancy being damaged or destroyed by any of the insured risks so as to be unfit for habitation and use then the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the demised premises shall again be rendered fit for occupation and use or for three years whichever shall be the shorter and in case of any difference between the parties under this present proviso the same shall be referred to a single arbitrator umpire appointed by the parties or in default of agreement by the President for the time being of the Royal Institution of Chartered Surveyors under the provisions of the Arbitration Act 1950

         (3) That the Landlord and its successors in title will [make up the roadway referred to in the Beldray Deed to the requirements of the Highway Authority and will indemnify the Tenant and its successors in title from and against all costs charges and claims in connection with such making up maintenance and adoption]

         (4) That the Tenant paying the rents hereby reserved and performing and observing the several covenants and agreements herein contained and on the Tenant's part to be observed and performed shall and may peaceably and quietly hold and enjoy the demised premises during the said term without any interruption or disturbance from or by the Landlord or any person or persons rightfully claiming under or in trust for the Landlord

4.       IT is hereby agreed between the Landlord and the Tenant as follows:

         (1) That if the rents hereby reserved or any part thereof respectively shall be unpaid for twenty one days after becoming payable (whether formally demanded or not) or if any of the covenants on the Tenant's part herein contained shall not be performed or observed or if the Tenant shall be wound up whether voluntarily (save for the purpose of reconstruction or amalgamation) or compulsorily or if the Tenant for the time being not being a corporation shall have a receiving order in bankruptcy made against any or all of them or if the Tenant shall enter into any arrangement or composition for the benefit of the Tenant's creditors or shall suffer any distress or execution to be levied upon its goods which shall remain unsatisfied for seven days then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any antecedent breach of the Tenant's covenants and conditions herein contained

         (2) All notices consents or approvals to be given hereunder shall be in writing and shall be sufficiently given to any party if sent by registered post or the recorded delivery service addressed to that party at that party's last known address or place of business or that party's registered office in the case of a document to be served on or given to the Landlord (or where the Tenant for the time being is a Corporation) if so sent to the place of business or registered office of the Landlord's or the Tenant's respective agents duly authorised to receive the same

         (3) Where two or more persons shall have been herein named as and are parties hereto under the expression "the Tenant" or "the Surety" covenants hereinbefore entered into by the Tenant or the Surety shall be deemed to have been entered into with the Landlord by both or all of the persons so named as aforesaid and their liability under such covenants shall be that of joint and several covenantors

         (4) No estate or interest in the soil of any road or roads or footpath adjacent to the demised premises is or shall be deemed to be included in the demise herebefore contained

         (5) [All electrical installations and other fixtures and fittings installed in the demised premises by the Tenant (except only such tenant's and trade fittings and fixtures as may not be affixed to the structure of the premises) shall become and remain the property of the Landlord notwithstanding that such installations may be made in whole or part subsequent to the grant of this Lease]

5.       (1)      THE Basic Rent hereby reserved shall be reviewed on the
                  nearest quarter day to the end of the fifth tenth fifteenth twentieth twenty fifth and thirtieth years calculated from the date hereof (each such occasion being referred to as "the review date") and shall be adjusted in an upward direction only in accordance with the following provisions only

         (2) The Basic rent payable from each review date shall be the best rent at which the demised premises might reasonably be expected to be let on the open market at such review date with vacant possession subject to similar covenants and conditions (other than the amount of rent) to those contained in this Lease including the restrictions on user contained in this Lease and for the period of this Lease unexpired (hereinafter called "the current market rent") but excluding

                  (i) any effect on rent of the fact that the Tenant or a predecessor in title has been in possession of the demised premises

                  (ii) any goodwill attached to the demised premises by reason of the carrying on thereat of the business of the Tenant (whether by it or by its predecessors in that business)

                  (iii) any effect on rent of any improvement carried out by the Tenant otherwise than in pursuance of an obligation imposed by this Lease

                  (iv) any effect on rent of the works and improvements specified in the Fourth Schedule hereto carried out prior to the date hereof at the Tenant's expense

         (3) If the current market rent of the demised premises at the review date shall exceed the Basic Rent then being paid then the rent payable for the next succeeding period of five years of the said term shall be the current market rent

         (4) When the current market rent shall have been ascertained as aforesaid such rent shall as from the review date be the Basic Rent reserved hereunder and all arrears of such rent shall become due and payable to the Landlord on the rent day immediately succeeding the date of such ascertainment with (by way of additional rent) interest at the rate of two per-cent per annum above the base rate of Barclays Bank Limited in force at the date of review date (hereinafter called "the specified rate") calculated from the review date on the amount of Basic Rent underpaid

         (5) Until the current market rent shall have been ascertained the Tenant shall continue to pay the Basic Rent at the rate payable during the immediately preceding period of five years and such payment shall be treated as paid on account of the current market rent when ascertained

         (6) Provided that in no circumstances shall the Basic Rent payable during any successive period of five years of the said rent after the first of such periods be less than the

                  Basic Rent payable during the immediately preceding period of five years

         (7) Either party may serve on the other a notice in writing requiring a rent review (which notice shall not be served earlier than a date being six months before the review date) and upon receipt of such notice the other party shall forthwith enter into negotiations to fix the current market rent for the next rent period and if the parties fail to agree the current market rent by the review date then the matter may be referred to a single arbitrator who (failing agreement between the parties hereto) shall be nominated on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors whose decision shall be final

         (8)      (i)      The Heating Rent shall be reviewed on each review
                           date and shall be adjusted in an upward direction only in accordance with the following provisions

                  (ii) The Heating Rent reserved hereunder and payable from each review date shall be either the rent payable for the immediately preceding period of five years or such rent increased by the same percentage by which the Basic Rent is increased for the same period whichever shall be greater

                  (iii) All arrears of such rent shall become due and payable to the Landlord on the rent day immediately succeeding the date of ascertainment of the Basic Rent with (by way of additional rent) interest at the specified rate calculated from the review date on the amount of Heating Rent underpaid

                  (iv) Until the date of ascertainment of the Basic Rent the Tenant shall continue to pay the Heating Rent at the rate payable during the immediately preceding period of five years and such payment shall be treated as paid on account of the Heating Rent when ascertained

         (9) In respect of Clause 5 of this Lease time shall not be deemed to be of the essence

6.       (1)      THE Surety HEREBY COVENANTS with the Landlord that the Tenant will at all times pay the rent hereby reserved on the days and in the manner aforesaid and will observe and perform the covenants and conditions contained in these presents and on the part of the Tenant to be observed and performed and that if the Tenant shall make any default in the payment of the said rent in the manner aforesaid or in observing and performing the said covenants and conditions or any of them then and in any such case the Surety will pay and make good to the Landlord on demand all losses damages costs and expenses sustained by the Landlord through the default of the Tenant in respect of any of the before mentioned matters PROVIDED ALWAYS that notwithstanding the forbearance by the Landlord to enforce against the Tenant the payment of the said rent or the observance or performance of the Tenant's covenants and conditions or the giving of time by the Landlord to the Tenant in relation thereto the Surety shall not thereby be discharged from liability under the foregoing covenant nor shall such liability be in any way lessened or affected thereby

         (2) The Surety hereby further covenants with the Landlord that if the Tenant shall go into liquidation and the liquidator shall disclaim these presents or the Tenant shall be wound up or cease to exist (or if the Tenant for the time being shall be an individual and shall become bankrupt and the Trustee in Bankruptcy shall disclaim this Lease) and if the Landlord shall within three months after such disclaimer or other event putting an end to the effect of the presents as aforesaid so far as concerns the Tenant by notice in writing require the Surety to accept a Lease of the demised premises for a term commensurate with the residue which if there had been no disclaimer or if these presents had continued to have effect as aforesaid would have remained of the term granted by these presents at the same rent and subject to the like covenants and conditions as are reserved by and contained in these presents (with the exception of this sub-clause and the immediately preceding sub-clause) the said new Lease and the rights and liabilities thereunder to take effect as from the date of the said disclaimer or of these presents ceasing to have effect as aforesaid and in such case the Surety shall pay the costs of and accept such new Lease accordingly and will execute and deliver to the Landlord a Counterpart thereof

         (3) For the avoidance of doubt the liability of the Surety hereunder shall continue during the whole of the said term

7. THE fees of the Landlord's solicitors for the preparation and completion of this Lease and a Counterpart thereof and the stamp duty on such Counterpart shall be paid by the Tenant

         IN WITNESS whereof the Landlord and the Tenant have caused their respective Common Seals to be hereunto affixed the day and year first before written

                               THE FIRST SCHEDULE before referred to

                              The Demised Premises

ALL THAT piece of land situate at Mount Pleasant Bilston West Midlands which piece of land is for the purpose of identification only delineated on the plan No. 1 attached hereto and thereon edged red Together With the Factory Premises and other buildings erected thereon and the Landlord's fixtures fittings and equipment therein or thereon Provided That any part of a wall of the premises which also forms part of a building erected or in course of erection on any adjoining land shall be a party wall and shall be maintained and repaired accordingly

                              THE SECOND SCHEDULE before referred to

                                     PART I

                    Tenant's easements rights and privileges

1. The right (in common with the Landlord and all other persons now or hereafter entitled to the like right) so far as may be necessary of ingress to and egress from the demised premises over a road or way suitable for heavy vehicles through Barton Industrial Park which is for the purpose of identification only edged green on Plan No. 2 attached hereto (hereinafter called "Barton Industrial Park") to connect with the land coloured brown on Plan No. 2 attached hereto such right of way to be the principal access to the demised premises pending completion of the roadway referred to in the Beldray Deed whereupon such right shall only be exercised when access over such roadway shall for any reason be curtailed

2. The full and free right and liberty to cross Barton Industrial Park (on foot only) in the event of a fire or other emergency (actual or believed) occurring on the demised premises

3. Full and free right and liberty for the Tenant (jointly and in common with the Landlord and any owners or occupiers for the time being of Barton Industrial Park and their respective successors

                            [Diagram of Plan No. 1]

                            [Diagram of Plan No. 2]
         in title) to use the drains sewers and other services now or to be laid under and in the demised premises and Barton Industrial Park the Tenant paying a proportionate part towards the costs of maintaining and repairing the said drains sewers and other services

4. Full and free right and liberty for the purposes aforesaid and for repairing maintaining and cleansing the said drains sewers and other services to enter and break up such parts of the surface of Barton Industrial Park making good nevertheless all damage done and restoring the surface as soon as practicable

5. The right of lateral and subjacent support and protection for the demised premises by and from the adjoining parts of Barton Industrial Park and any building erected or in course of erection thereon

6. Such rights of access to and entry upon such parts of Barton Industrial Park as are necessary for the repair and maintenance of the demised premises and for the proper performance and observance of the restrictions stipulations and conditions herein contained or for the exercise of the Tenant's rights hereunder the Tenant giving to the occupiers of such adjoining parts at least forty eight hours notice before exercising such rights (except in case of emergency) and making good all damage occasioned by such exercise

                                    Part II

A copy of the easements rights and privileges contained in the First Schedule to the Headlease

1. The right (in common with the Lessee and all other persons entitled to a like right) to pass and repass over and across the strip of land between the demised land and Peascroft Lane aforesaid until such time as such strip of land shall form part of the highway

         2. Full and free right and liberty for the Lessee (jointly and in common with the Council and their successors in title) to use the drains sewers and other services now or to be laid under and in any adjoining or neighbouring property of the Council

         3. Full and free right and liberty for the purposes aforesaid and for repairing maintaining and cleansing the said drains sewers and other services to enter and break up the surface of such adjoining or neighbouring property of the Council making good nevertheless all damage done and restoring the surface as soon as practicable

         Note: "the Lessee" is the Tenant; "the Council" is the Superior Landlord and "the demised land"; forms part of the demised premises

                     THE THIRD SCHEDULE before referred to

                                     PART I

                     Landlord's Exceptions and Reservations

         1. The free and uninterrupted passage and running of water soil effluent drainage steam gas electricity and telephone or other service or supply to and from Barton Industrial Park into through and along all sewers drains watercourses conduits pipes wires and cables which now are or may hereafter during the term hereby granted be in or over under or upon the demised premises or any part thereof

         2. The full right and liberty (which shall extend to the Superior Landlord in respect of any adjacent or neighbouring lands and buildings of the Superior Landlord) without obtaining any consent from or making any compensation to the Tenant at any time hereafter as need or occasion shall arise to execute any works or erections or carry out any repairs or alter or rebuild any adjacent or neighbouring lands and buildings on Barton Industrial Park and to use the same in any manner and for any purpose as the Superior Landlord or the Landlord or other the owner thereof for the time being may think fit and the Tenant shall not be or become entitled to any rights of access of light or air to the demised premises and any other easement right or privilege whatsoever which would restrict or interfere with the use of the said adjacent or neighbouring land and buildings (whether or not of the Landlord) in any manner and for any purpose as aforesaid

         3. The right to lay construct and maintain gas water steam and other pipes drains electric telegraphic telephone and other wires and cables and appliances (with necessary inspection chambers) through under or upon the demised premises or any part thereof and the right for the Landlord and the owner or owners for the time being of Barton Industrial Park and their respective Agents Surveyors and workmen from time to time and at all reasonable times and with materials and tools to enter upon the demised premises to carry out the works aforesaid and also for the purpose of having access to valves cleaning repairing replacing and renewing the said pipes drains telegraphic telephone and other wires cables and appliances and also for the purpose of executing repairs or alterations to the adjacent or neighbouring lands and buildings on Barton Industrial Park the persons or person exercising such right causing as little inconvenience as possible to the Tenant and making good to the reasonable satisfaction of the Tenant all damage done by reason of the carrying out of any such works

         4. The right of lateral and subjacent support and protection for Barton Industrial Park and any buildings now or hereafter to be erected thereon by and from the adjoining parts of the demised premises together with all other easements and rights now belonging to or enjoyed by all adjacent or neighbouring land or buildings and interest wherein whether in possession or reversion is at any time during the term hereby granted vested in the Landlord and in particular but without prejudice to the generality of the foregoing the right to erect buildings on Barton Industrial Park that connect to and the structure of which is affixed to and supported by the demised premises


                                    PART II

A copy of the exceptions and reservations contained in the Second Schedule to the Headlease

1. The free right of passage and of running of water soil gas and electricity from the adjoining and neighbouring land of the Council and the buildings now or hereafter to be erected thereon through the sewers drains pipes channels and wires in upon or under the demised land

2. The free right to enter upon the demised land for the purpose of making connections with such sewers drains pipes channels and wires or any of them for the purpose of exercising the said right of passage and of running of water soil gas and electricity

3. The free right to enter upon the demised land for the purpose of repairing renewing inspecting maintaining and laying such sewers drains channels and wires in upon or under the demised land

4. The free right to execute works and erections upon or to alter or rebuild any of the buildings erected on such adjoining and neighbouring land aforesaid in such manner as they may think fit notwithstanding that the access of light and air to the demised land and the building may thereby be interfered with PROVIDED ALWAYS that the Council's rights set out above in paragraphs 2 and 3 of this Schedule shall be exercisable (except in an emergency) on four weeks written notice to the Lessee the Council occasioning as little damage as possible which shall be made good as quickly as may be reasonably practicable


Note: "the Council" is the Superior Landlord and "the Lessee" is the Tenant "the demised land" forms part of the demised premises and "the Building" is that covenanted to be erected on the demised land by the Lessee

         THE FOURTH SCHEDULE before referred to

         1. The items comprised in the fitting-out Contract dated the twelfth day of December One Thousand Nine Hundred and Seventy Eight and made between Beldray Limited of the one part and William Whittingham Limited of the other part (a copy of which has for identification purposes been initialled on behalf of the parties hereto)

         2. The following items have been incorporated into the said Contract at additional cost to Beldray Limited

(i) All electrical wiring and/or lighting to the Warehouse Area from the mains distribution board

(ii)     Electrical lighting column to car-park area

(iii)    Fire Alarm System to canteen and amenity block

(iv)     Kitchen/Canteen servery wall and security screen

(v)      Alterations to lighting in seconds store

(vi)     Increase in wall tiling to kitchen area

(vii)    Painting to service pipework in warehouse area

(viii)   Supply and installation of fire extinguishers

(ix) Sundry extras to heating to canteen and amenity block comprising two additional radiators larger convector heater and increased bore in respect of main feed pipes

(x)      Ventilation to paint shop

(xi)     External and internal signs

(xii)    Extension gas supply to kitchen fittings

(xiii)   Additional stores in kitchen area

(xiv)    Provision of double doors to medical room

(xv)     Provision of security gate

(xvi) Transferring equipment in paint shop to the final location and re-shut and cut holes

THE COMMON SEAL of             )
                               )
BARTON INDUSTRIAL PARK         )
                               )
LIMITED was hereunto affixed   )
                               )
in the presence of:            )


[SEAL]                  /s/                             Director
                        -------------------------




                        /s/                             Authorised Signatory
                        -------------------------